                                                                 EXHIBIT 10
                                 [LETTERHEAD]

                               January 20, 1998


To each Counterparty
(as defined below)
8080 North Central Expressway, Suite 1300
Dallas, Texas 75206

LBF Reference Numbers: N95020075A, N95020078A, N95020079A, N95020080A,
N95020084A, N95020086A, N95020087A, N95020075B, N95020078B, N95020079B,
N95020080B, N95020084B, N95020086B and N95020087B

Dear Sir or Madam:

     Reference is made to that certain Amended European Call Option Transaction and that certain Amended American Put Option Transaction, each dated as of February 23, 1995, among Lehman Brothers Finance S.A. ("LBF"), Tallulah, Ltd., Sam Wyly, Trustee for the benefit of Andrew David Sparrow Wyly Trust, Sam Wyly, Trustee for the benefit of Christiana Parker Wyly Trust, Sam Wyly, Trustee for the benefit of Laurie L. Wyly Revocable Trust, Sam Wyly, Trustee for the benefit of Lisa Wyly Revocable Trust, Sam Wyly, Trustee for the benefit of Kelly Wyly Elliot Trust, and Maverick Entrepreneurs Fund, Ltd. (each, a "Counterparty" and collectively, the "Counterparties"), the Confirmations of which bear LBF Reference Numbers N95020075A, N95020078A, N95020079A, N95020080A, N95020084A, N95020086A,
N95020087A, N95020075AB, N95020078B, N95020079B, N95020080B, N95020084B,
N95020086B and N95020087B (collectively, the "Transactions").

     Reference is also made to (a) that certain Loan Agreement dated as of February 23, 1995 (the "Loan Agreement"), between LBF, as lender, and the Counterparties, as borrowers, (b) that certain Promissory Note dated June 28, 1995, made by Tallulah, Ltd. to LBF in the principal amount of USD13,850,339,
(c) that certain Promissory Note dated June 28, 1995, made by Sam Wyly as Trustee for the benefit of Andrew David Sparrow Wyly Trust to LBF in the principal amount of USD1,285,083, (d) that certain Promissory Note dated June 28, 1995, made by Sam Wyly as Trustee for the benefit of Christiana Parker Wyly Trust to LBF in the principal amount of USD1,285,083, (e) that certain Promissory Note dated June 28, 1995, made by Sam Wyly as Trustee for the benefit of Laurie L. Wyly Revocable Trust to LBF in the principal amount of USD1,856,231, (f) that certain Promissory Note dated June 28, 1995, made by Sam Wyly as Trustee for the benefit of Lisa Wyly Revocable Trust to LBF in the principal amount of USD1,856,231, (g) that certain Promissory Note dated June 28, 1995, made by Sam Wyly as Trustee for the benefit of Kelly Wyly Elliott Trust to LBF in the principal amount of USD1,856,231 and (h) that certain Promissory Note dated June 28, 1995, made by Maverick Entrepreneurs Fund, Ltd. to LBF in the principal amount of USD5,711,480. Items (b) through (h) shall hereinafter be referred to as the "Notes."

     Each Counterparty hereby acknowledges that, as of the date hereof, (i) the amount of USD set forth opposite such Counterparty's name on EXHIBIT A hereto is the aggregate amount outstanding, including the unpaid principal, interest thereon and all fees and charges, on such Counterparty's Note and under the Loan Agreement with respect to such Counterparty (such Counterparty's "Loan Obligations") and (ii) there are Calls/Puts on shares of the common stock of Michael Stores Inc. ("Common Stock") remaining under the Transactions with respect to such Counterparty in the amount set forth on EXHIBIT A. Each Counterparty further acknowledges that, as of the date hereof, the number of shares of Common Stock set forth on EXHIBIT A (the "Shares") have been delivered and pledged by such Counterparty to LBF as collateral under the Transactions for the Loan Obligations and the obligations of such Counterparty under the Transactions, all pursuant to and in accordance with the Pledge Agreement dated as of February 23, 1995 (the "Pledge Agreement"), entered into among LBF and the Counterparties in connection with that certain 1992 ISDA Master Agreement dated as of February 23, 1995 (the "Master Agreement"), among LBF and each Counterparty.

     Each Counterparty's execution and delivery of this letter agreement shall constitute an irrevocable order by such Counterparty for Lehman Brothers Inc., an affiliate of LBF ("LBI"), to sell (the "Sell Order") all of such Counterparty's Shares in "brokers transactions" as defined in Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144"). The Sell Order shall last for up to 15 Exchange Business Days (as such term is defined under the Transactions) commencing on January 20, 1998 (the "Selling Period"). Each Counterparty acknowledges and understands that, pursuant to the Sell Order, LBI may sell any number of such Counterparty's Shares on any day during the Selling Period, with no restriction as to the minimum or maximum number of Shares sold on any such day. Each Counterparty shall pay to LBI, in consideration for the sale of such Counterparty's Shares, out of the proceeds of such sale, USD0.15 for each Share sold (the "Commission"). Each Counterparty acknowledges that LBI or its affiliates may purchase Shares from such Counterparty or otherwise during the Selling Period. Each Counterparty further acknowledges and agrees that the proceeds of the sale of such Counterparty's Shares, less the Commission (the "Net Sale Proceeds") which such Counterparty agrees shall be paid out of such proceeds, shall constitute, and shall be substituted for such Counterparty's Shares as, collateral posted and pledged by such Counterparty to LBF under the Transactions and the Pledge Agreement. Each Counterparty hereby reaffirms all agreements set forth in the Pledge Agreement with respect to the Sale Proceeds.

     Each Counterparty represents and warrants to LBF and to LBI, with respect to the Sell Order and the sale of the Shares, that the representations set forth in such Counterparty's 144 Letter (as hereinafter defined) are true, accurate and complete. Each Counterparty hereby reaffirms the representations and warranties made by such Counterparty to LBF in the Master Agreement, the Pledge Agreement, the Loan Agreement and the Transactions, including those representations made with respect to such Counterparty's authority to enter into such agreements and with respect to the enforceability of such agreements against such Counterparty, with full force and effect and as if such representations and warranties were made on the date hereof.

     This letter agreement shall confirm the agreement of each Counterparty and LBF fully to terminate the Transactions, effective as of the last day of the Selling Period, upon the following terms and conditions:

     1. The representations and warranties set forth in the previous paragraph shall be true and accurate as of the date hereof.

     2. Contemporaneously with the execution and delivery of this agreement by each Counterparty, such Counterparty shall have (a) transmitted three copies of a duly executed Notice of Proposed Sale of Securities Pursuant to Rule 144 on Securities and Exchange Commission ("SEC") Form 144 for filing with the SEC at its principal office in Washington, D.C. and (b) executed and delivered to LBI (to its satisfaction) a Seller's Representation Letter in the form attached hereto as EXHIBIT B (the "144 Letter"). Each Counterparty shall cooperate with LBI to ensure that sales of Shares pursuant to the Sell Order shall be in compliance with Rule 144.

     3. LBF and each Counterparty agree that the "Final Price" (as such term is defined in the Transactions) with respect to each Transaction shall be equal to the average execution price for all Shares sold during the Selling Period pursuant to the Sell Order.

     4. Each Counterparty agrees that (a) the "Cash Settlement Amount" (as such term is defined in the Transactions) of the Transactions, if any, payable by LBF to such Counterparty pursuant to the Transactions, together with (b) such Counterparty's Net Sale Proceeds, shall be applied to repay the Loan Obligations owing and payable by such Counterparty to LBF. If, after application of the foregoing amounts to the Loan Obligations, the Loan Obligations of such Counterparty shall not have been paid in full (the remaining unpaid amount, the "Balance"), then such Counterparty shall pay the Balance to LBF, in USD in immediately available funds, no later than the last day of the Selling Period, to LBF's account at Citibank, N.A., New York, SWIFT
          Code: CITIUS33, FED ABA Number: 021000089, Account Name: Lehman Brothers Holdings Inc., In Favor of: Lehman Brothers Finance S.A., Account Number: 40729568.

     5. Each Counterparty agrees not to engage, and to cause its affiliates not to engage, in any sale of Common Stock during the period commencing on and including the date hereof and including the third Exchange Business Day after the last Exchange Business Day of the Selling Period.

     6. Each Counterparty agrees, in connection herewith and in connection with the Sell Order and the sale of such Counterparty's Shares, to make such other filings, with the SEC and otherwise, and to take all further actions that may be necessary to comply with relevant federal and state securities laws and regulations.

Upon the satisfaction or completion, as the case may be, of the foregoing terms and conditions, all rights and obligations of LBF and each Counterparty in respect of the Transactions shall terminate.

     This agreement itself shall be the binding agreement between LBF and each Counterparty relating to this termination. This agreement shall be governed by and construed under the laws of the State of New York, without regard for the principles of conflict of laws thereof.

     For purposes of convenience, this instrument has been executed and delivered simultaneously by each Counterparty. Nonetheless, it is intended and agreed that this instrument shall constitute a separate agreement between each Counterparty severally on the one hand, and LBF and LBI on the other hand, and shall not constitute an agreement between one Counterparty and any other Counterparty or an agreement among Counterparties.

     Please evidence your agreement to the terms of this Termination Agreement by executing this letter and returning it to us at facsimile number 011-411-287-8825, Attention: Documentation.

LEHMAN BROTHERS FINANCE S.A.            LEHMAN BROTHERS INC.

By:                                     By:
   ---------------------------             -----------------------
   Name:                                   Name:
   Title:

By:
   ---------------------------
   Name:
   Title:

Accepted and Agreed to:

SAM WYLY, TRUSTEE FOR THE BENEFIT OF
ANDREW DAVID SPARROW
WYLY TRUST                              TALLULAH, LTD.

By:                                     By:
   -----------------                       -----------------------
   Name:                                   Name:
   Title:                                  Title:


SAM WYLY, TRUSTEE FOR THE BENEFIT OF    SAM  WYLY,  TRUSTEE FOR THE
CHRISTIANA PARKER WYLY TRUST            BENEFIT OF LAURIE L. WYLY
                                        REVOCABLE TRUST

By:                                     By:
   -----------------                       -----------------------
   Name:                                   Name:
   Title:                                  Title:


SAM WYLY, TRUSTEE FOR THE               SAM  WYLY,  TRUSTEE FOR THE BENEFIT
LISA WYLY REVOCABLE TRUST               BENEFIT OF KELLY WYLY ELLIOTT
                                        TRUST

By:                                     By:
   -----------------                       -----------------------
   Name:                                   Name:
   Title:                                  Title:

                                                                       EXHIBIT A


----------------------------------------------------------------------------------------------------------
              Counterparty                      Call/Put Options    No. Shares Pledged   Loan Obligations
              -------------                     -----------------   ------------------   ----------------

----------------------------------------------------------------------------------------------------------
Tallulah, Ltd                                        485,000         485,000              $13,850,340

----------------------------------------------------------------------------------------------------------
Sam Wyly, Trustee for the benefit of Andrew           45,000          45,000               $1,285,083
David Sparrow Wyly Trust

----------------------------------------------------------------------------------------------------------
Sam Wyly, Trustee for the benefit of                  45,000          45,000               $1,285,083
Christiana Parker Wyly Trust

----------------------------------------------------------------------------------------------------------
Sam Wyly, Trustee for the benefit of Laurie L.        65,000          65,000               $1,856,231
Wyly Revocable Trust

----------------------------------------------------------------------------------------------------------
Sam Wyly, Trustee for the benefit of Lisa             65,000          65,000               $1,856,231
Wyly Revocable Trust

----------------------------------------------------------------------------------------------------------
Sam Wyly, Trustee for the benefit of Kelly            65,000          65,000               $1,856,230
Wyly Elliott Trust

----------------------------------------------------------------------------------------------------------
Maverick Entrepreneurs Fund, Ltd.                    200,000         200,000               $5,711,480

----------------------------------------------------------------------------------------------------------


                                                                       EXHIBIT B




                            SELLER'S REPRESENTATION LETTER

LEHMAN BROTHERS

                                   Rule 144
                                   Seller's Representation
                                   ---------------------------------------------
                                   Issuer's Name

                                   Michaels Stores, Inc.
                                   ---------------------------------------------
To: Lehman Brothers Inc.           Quantity to be Sold      Class (e.g. common,
Attention:  Executive Financial                             preferred)
Services Department                485,000        Shares    Common
                                   ---------------------------------------------


Utilizing Rule 144, I propose to sell through you as brokers or to you a market maker (as that term is defined in Section 3(a)(38) of the Securities Act of 1933) the securities described above. I have no present intention to sell additional securities of this Issuer through any other means.

I have not made and do not propose to make any payment in connection with the execution of the transaction, except the usual customary broker commissions or dealer's charges to you; I have not solicited or arranged for the solicitation of orders to buy in anticipation of or in connection with the proposed sale; and (a) I am either an "affiliate of the Issuer" or (b) I am proposing to sell "restricted securities" to or through you (as those terms as defined in Paragraph (a) of Rule 144) which were acquired and fully paid for more than two years ago.

I am not acting in concert with any other person in selling the stock and I have not so agreed to act. I am not engaged in a plan with anyone else to dispose of the securities.

The shares which I propose to sell through you as broker or to you as market maker, together with all sales made by me and by any person whose sales must be aggregated with mine as provided in Paragraphs (a) and (e) of Rule 144 during the three months prior to the date of this sale, do not and will not exceed the greater of either 1% of the outstanding shares of the above
Issuer, or the average weekly volume for the past four full calendar weeks prior to this date on my sale to or through you. (The applicable volume is that reported on all national securities exchanges and/or reported through the automated quotation system and/or reported through the consolidated transaction reporting system, whichever is applicable).

With respect to the three months prior to the date of this sale, I, together with any person whose sales must be aggregated with mine:

CHECK ONE:

     A.   /X/ I have not sold any securities of the above Issuer.

or

     B. / / I have sold (quantity) __________ shares of the (CLASS)___________ securities of the above Issuer.

In addition, CHECK ONE:

     C. / / I have completed Form 144 and have given it to you for concurrent filing with the SEC, and primary Exchange, if required, or

     D. /X/ I have filed Form 144 with the SEC, and primary Exchange, if required, under Rule 144 and herewith attach a true copy of the form which I have filed.

The undersigned does not know or have any reason to believe that the Issuer is not current in its reports to the SEC as required by Rule 144(c)(1)(i.e. that the Issuer has filed the reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 for a period of at least 90 days immediately preceding the date of the proposed sale of stock and, in addition, has filed the most recent annual report required to be filed thereunder.)

I am not aware of any facts or circumstances indicating that I am or may be deemed an "underwriter" with respect to these securities or that the sale of these securities are or will be part of a "distribution" of securities of the Issuer as those terms are defined in the Securities Act of 1933.

This is to further confirm to you that all of the information contained herein is true and correct.

This is to further confirm to you that all of the information contained in this letter and in and in Form 144, if required, is true and correct. I also am to notify you promptly of any changes in the facts set forth in this letter.

I hereby authorize you, if you deem it necessary, to contact my attorney
(NAME AND
TELEPHONE NUMBER)
                 -------------------------------------------------------------,
the Issuer, its transfer agent, and their agents and representatives concerning this transaction. I hereby permit you, the Issuer, the transfer agent and their agents and representatives to rely on this letter.



Tallulah Ltd.
Sam Wyly, Gen Ptr.
----------------------------------------
Print Name of Seller                         Very truly yours,

----------------------------------------
Date                          Date
                                 1-14-98     /s/ Sam Wyly Gen Ptr.
----------------------------------------     ----------------------------------
                                                  Signature of Seller

                                             ----------------------------------

LEHMAN BROTHERS

                                   Rule 144
                                   Seller's Representation
                                   ---------------------------------------------
                                   Issuer's Name

                                   Michaels Stores, Inc.
                                   ---------------------------------------------
To: Lehman Brothers Inc.           Quantity to be Sold      Class (e.g. common,
Attention:  Executive Financial                             preferred)
Services Department                 45,000        Shares    Common
                                   ---------------------------------------------


Utilizing Rule 144, I propose to sell through you as brokers or to you a market maker (as that term is defined in Section 3(a)(38) of the Securities Act of 1933) the securities described above. I have no present intention to sell additional securities of this Issuer through any other means.

I have not made and do not propose to make any payment in connection with the execution of the transaction, except the usual customary broker commissions or dealer's charges to you; I have not solicited or arranged for the solicitation of orders to buy in anticipation of or in connection with the proposed sale; and (a) I am either an "affiliate of the Issuer" or (b) I am proposing to sell "restricted securities" to or through you (as those terms as defined in Paragraph (a) of Rule 144) which were acquired and fully paid for more than two years ago.

I am not acting in concert with any other person in selling the stock and I have not so agreed to act. I am not engaged in a plan with anyone else to dispose of the securities.

The shares which I propose to sell through you as broker or to you as market maker, together with all sales made by me and by any person whose sales must be aggregated with mine as provided in Paragraphs (a) and (e) of Rule 144 during the three months prior to the date of this sale, do not and will not exceed the greater of either 1% of the outstanding shares of the above
Issuer, or the average weekly volume for the past four full calendar weeks prior to this date on my sale to or through you. (The applicable volume is that reported on all national securities exchanges and/or reported through the automated quotation system and/or reported through the consolidated transaction reporting system, whichever is applicable).

With respect to the three months prior to the date of this sale, I, together with any person whose sales must be aggregated with mine:

CHECK ONE:

     A.   /X/ I have not sold any securities of the above Issuer.

or

     B. / / I have sold (quantity) __________ shares of the (CLASS)___________ securities of the above Issuer.

In addition, CHECK ONE:

     C. / / I have completed Form 144 and have given it to you for concurrent filing with the SEC, and primary Exchange, if required, or

     D. /X/ I have filed Form 144 with the SEC, and primary Exchange, if required, under Rule 144 and herewith attach a true copy of the form which I have filed.

The undersigned does not know or have any reason to believe that the Issuer is not current in its reports to the SEC as required by Rule 144(c)(1)(i.e. that the Issuer has filed the reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 for a period of at least 90 days immediately preceding the date of the proposed sale of stock and, in addition, has filed the most recent annual report required to be filed thereunder.)

I am not aware of any facts or circumstances indicating that I am or may be deemed an "underwriter" with respect to these securities or that the sale of these securities are or will be part of a "distribution" of securities of the Issuer as those terms are defined in the Securities Act of 1933.

This is to further confirm to you that all of the information contained herein is true and correct.

This is to further confirm to you that all of the information contained in this letter and in and in Form 144, if required, is true and correct. I also am to notify you promptly of any changes in the facts set forth in this letter.

I hereby authorize you, if you deem it necessary, to contact my attorney
(NAME AND
TELEPHONE NUMBER)
                 --------------------------------------------------------------,
the Issuer, its transfer agent, and their agents and representatives concerning this transaction. I hereby permit you, the Issuer, the transfer agent and their agents and representatives to rely on this letter.




Andrew David Sparrow Wyly Trust
Sam Wyly, Trustee
----------------------------------------
Print Name of Seller                         Very truly yours,

----------------------------------------
Date                          Date
                                 1-14-98     /s/ Sam Wyly Trustee
----------------------------------------     ----------------------------------
                                                  Signature of Seller

                                             ----------------------------------

LEHMAN BROTHERS

                                   Rule 144
                                   Seller's Representation
                                   ---------------------------------------------
                                   Issuer's Name

                                   Michaels Stores, Inc.
                                   ---------------------------------------------
To: Lehman Brothers Inc.           Quantity to be Sold      Class (e.g. common,
Attention:  Executive Financial                             preferred)
Services Department                 45,000        Shares    Common
                                   ---------------------------------------------


Utilizing Rule 144, I propose to sell through you as brokers or to you a market maker (as that term is defined in Section 3(a)(38) of the Securities Act of 1933) the securities described above. I have no present intention to sell additional securities of this Issuer through any other means.

I have not made and do not propose to make any payment in connection with the execution of the transaction, except the usual customary broker commissions or dealer's charges to you; I have not solicited or arranged for the solicitation of orders to buy in anticipation of or in connection with the proposed sale; and (a) I am either an "affiliate of the Issuer" or (b) I am proposing to sell "restricted securities" to or through you (as those terms as defined in Paragraph (a) of Rule 144) which were acquired and fully paid for more than two years ago.

I am not acting in concert with any other person in selling the stock and I have not so agreed to act. I am not engaged in a plan with anyone else to dispose of the securities.

The shares which I propose to sell through you as broker or to you as market maker, together with all sales made by me and by any person whose sales must be aggregated with mine as provided in Paragraphs (a) and (e) of Rule 144 during the three months prior to the date of this sale, do not and will not exceed the greater of either 1% of the outstanding shares of the above
Issuer, or the average weekly volume for the past four full calendar weeks prior to this date on my sale to or through you. (The applicable volume is that reported on all national securities exchanges and/or reported through the automated quotation system and/or reported through the consolidated transaction reporting system, whichever is applicable).

With respect to the three months prior to the date of this sale, I, together with any person whose sales must be aggregated with mine:

CHECK ONE:

     A.   /X/ I have not sold any securities of the above Issuer.

or

     B. / / I have sold (quantity) __________ shares of the (CLASS)___________ securities of the above Issuer.

In addition, CHECK ONE:

     C. / / I have completed Form 144 and have given it to you for concurrent filing with the SEC, and primary Exchange, if required, or

     D. /X/ I have filed Form 144 with the SEC, and primary Exchange, if required, under Rule 144 and herewith attach a true copy of the form which I have filed.

The undersigned does not know or have any reason to believe that the Issuer is not current in its reports to the SEC as required by Rule 144(c)(1)(i.e. that the Issuer has filed the reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 for a period of at least 90 days immediately preceding the date of the proposed sale of stock and, in addition, has filed the most recent annual report required to be filed thereunder.)

I am not aware of any facts or circumstances indicating that I am or may be deemed an "underwriter" with respect to these securities or that the sale of these securities are or will be part of a "distribution" of securities of the Issuer as those terms are defined in the Securities Act of 1933.

This is to further confirm to you that all of the information contained herein is true and correct.

This is to further confirm to you that all of the information contained in this letter and in and in Form 144, if required, is true and correct. I also am to notify you promptly of any changes in the facts set forth in this letter.

I hereby authorize you, if you deem it necessary, to contact my attorney
(NAME AND
TELEPHONE NUMBER)
                 --------------------------------------------------------------,
the Issuer, its transfer agent, and their agents and representatives concerning this transaction. I hereby permit you, the Issuer, the transfer agent and their agents and representatives to rely on this letter.




Christiana Parker Wyly Trust
Sam Wyly, Trustee
----------------------------------------
Print Name of Seller                         Very truly yours,

----------------------------------------
Date                          Date
                                 1-14-98     /s/ Sam Wyly Trustee
----------------------------------------     ----------------------------------
                                                  Signature of Seller

                                             ----------------------------------

LEHMAN BROTHERS

                                   Rule 144
                                   Seller's Representation
                                   ---------------------------------------------
                                   Issuer's Name

                                   Michaels Stores, Inc.
                                   ---------------------------------------------
To: Lehman Brothers Inc.           Quantity to be Sold      Class (e.g. common,
Attention:  Executive Financial                             preferred)
Services Department                 65,000        Shares    Common
                                   ---------------------------------------------


Utilizing Rule 144, I propose to sell through you as brokers or to you a market maker (as that term is defined in Section 3(a)(38) of the Securities Act of 1933) the securities described above. I have no present intention to sell additional securities of this Issuer through any other means.

I have not made and do not propose to make any payment in connection with the execution of the transaction, except the usual customary broker commissions or dealer's charges to you; I have not solicited or arranged for the solicitation of orders to buy in anticipation of or in connection with the proposed sale; and (a) I am either an "affiliate of the Issuer" or (b) I am proposing to sell "restricted securities" to or through you (as those terms as defined in Paragraph (a) of Rule 144) which were acquired and fully paid for more than two years ago.

I am not acting in concert with any other person in selling the stock and I have not so agreed to act. I am not engaged in a plan with anyone else to dispose of the securities.

The shares which I propose to sell through you as broker or to you as market maker, together with all sales made by me and by any person whose sales must be aggregated with mine as provided in Paragraphs (a) and (e) of Rule 144 during the three months prior to the date of this sale, do not and will not exceed the greater of either 1% of the outstanding shares of the above
Issuer, or the average weekly volume for the past four full calendar weeks prior to this date on my sale to or through you. (The applicable volume is that reported on all national securities exchanges and/or reported through the automated quotation system and/or reported through the consolidated transaction reporting system, whichever is applicable).

With respect to the three months prior to the date of this sale, I, together with any person whose sales must be aggregated with mine:

CHECK ONE:

     A.   /X/ I have not sold any securities of the above Issuer.

or

     B. / / I have sold (quantity) __________ shares of the (CLASS)___________ securities of the above Issuer.

In addition, CHECK ONE:

     C. / / I have completed Form 144 and have given it to you for concurrent filing with the SEC, and primary Exchange, if required, or

     D. /X/ I have filed Form 144 with the SEC, and primary Exchange, if required, under Rule 144 and herewith attach a true copy of the form which I have filed.

The undersigned does not know or have any reason to believe that the Issuer is not current in its reports to the SEC as required by Rule 144(c)(1)(i.e. that the Issuer has filed the reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 for a period of at least 90 days immediately preceding the date of the proposed sale of stock and, in addition, has filed the most recent annual report required to be filed thereunder.)

I am not aware of any facts or circumstances indicating that I am or may be deemed an "underwriter" with respect to these securities or that the sale of these securities are or will be part of a "distribution" of securities of the Issuer as those terms are defined in the Securities Act of 1933.

This is to further confirm to you that all of the information contained herein is true and correct.

This is to further confirm to you that all of the information contained in this letter and in and in Form 144, if required, is true and correct. I also am to notify you promptly of any changes in the facts set forth in this letter.

I hereby authorize you, if you deem it necessary, to contact my attorney
(NAME AND
TELEPHONE NUMBER)
                 --------------------------------------------------------------,
the Issuer, its transfer agent, and their agents and representatives concerning this transaction. I hereby permit you, the Issuer, the transfer agent and their agents and representatives to rely on this letter.




Laurie L. Wyly Revocable Trust
Sam Wyly, Trustee
----------------------------------------
Print Name of Seller                         Very truly yours,

----------------------------------------
Date                          Date
                                 1-14-98     /s/ Sam Wyly Trustee
----------------------------------------     ----------------------------------
                                                  Signature of Seller

                                             ----------------------------------

LEHMAN BROTHERS

                                   Rule 144
                                   Seller's Representation
                                   ---------------------------------------------
                                   Issuer's Name

                                   Michaels Stores, Inc.
                                   ---------------------------------------------
To: Lehman Brothers Inc.           Quantity to be Sold      Class (e.g. common,
Attention:  Executive Financial                             preferred)
Services Department                 65,000        Shares    Common
                                   ---------------------------------------------


Utilizing Rule 144, I propose to sell through you as brokers or to you a market maker (as that term is defined in Section 3(a)(38) of the Securities Act of 1933) the securities described above. I have no present intention to sell additional securities of this Issuer through any other means.

I have not made and do not propose to make any payment in connection with the execution of the transaction, except the usual customary broker commissions or dealer's charges to you; I have not solicited or arranged for the solicitation of orders to buy in anticipation of or in connection with the proposed sale; and (a) I am either an "affiliate of the Issuer" or (b) I am proposing to sell "restricted securities" to or through you (as those terms as defined in Paragraph (a) of Rule 144) which were acquired and fully paid for more than two years ago.

I am not acting in concert with any other person in selling the stock and I have not so agreed to act. I am not engaged in a plan with anyone else to dispose of the securities.

The shares which I propose to sell through you as broker or to you as market maker, together with all sales made by me and by any person whose sales must be aggregated with mine as provided in Paragraphs (a) and (e) of Rule 144 during the three months prior to the date of this sale, do not and will not exceed the greater of either 1% of the outstanding shares of the above
Issuer, or the average weekly volume for the past four full calendar weeks prior to this date on my sale to or through you. (The applicable volume is that reported on all national securities exchanges and/or reported through the automated quotation system and/or reported through the consolidated transaction reporting system, whichever is applicable).

With respect to the three months prior to the date of this sale, I, together with any person whose sales must be aggregated with mine:

CHECK ONE:

     A.   /X/ I have not sold any securities of the above Issuer.

or

     B. / / I have sold (quantity) __________ shares of the (CLASS)___________ securities of the above Issuer.

In addition, CHECK ONE:

     C. / / I have completed Form 144 and have given it to you for concurrent filing with the SEC, and primary Exchange, if required, or

     D. /X/ I have filed Form 144 with the SEC, and primary Exchange, if required, under Rule 144 and herewith attach a true copy of the form which I have filed.

The undersigned does not know or have any reason to believe that the Issuer is not current in its reports to the SEC as required by Rule 144(c)(1)(i.e. that the Issuer has filed the reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 for a period of at least 90 days immediately preceding the date of the proposed sale of stock and, in addition, has filed the most recent annual report required to be filed thereunder.)

I am not aware of any facts or circumstances indicating that I am or may be deemed an "underwriter" with respect to these securities or that the sale of these securities are or will be part of a "distribution" of securities of the Issuer as those terms are defined in the Securities Act of 1933.

This is to further confirm to you that all of the information contained herein is true and correct.

This is to further confirm to you that all of the information contained in this letter and in and in Form 144, if required, is true and correct. I also am to notify you promptly of any changes in the facts set forth in this letter.

I hereby authorize you, if you deem it necessary, to contact my attorney
(NAME AND
TELEPHONE NUMBER)
                 --------------------------------------------------------------,
the Issuer, its transfer agent, and their agents and representatives concerning this transaction. I hereby permit you, the Issuer, the transfer agent and their agents and representatives to rely on this letter.




Lisa Wyly, Revocable Trust
Sam Wyly, Trustee
----------------------------------------
Print Name of Seller                         Very truly yours,

----------------------------------------
Date                          Date
                                 1-14-98     /s/ Sam Wyly Trustee
----------------------------------------     ----------------------------------
                                                  Signature of Seller

                                             ----------------------------------

LEHMAN BROTHERS

                                   Rule 144
                                   Seller's Representation
                                   ---------------------------------------------
                                   Issuer's Name

                                   Michaels Stores, Inc.
                                   ---------------------------------------------
To: Lehman Brothers Inc.           Quantity to be Sold      Class (e.g. common,
Attention:  Executive Financial                             preferred)
Services Department                 65,000        Shares    Common
                                   ---------------------------------------------


Utilizing Rule 144, I propose to sell through you as brokers or to you a market maker (as that term is defined in Section 3(a)(38) of the Securities Act of 1933) the securities described above. I have no present intention to sell additional securities of this Issuer through any other means.

I have not made and do not propose to make any payment in connection with the execution of the transaction, except the usual customary broker commissions or dealer's charges to you; I have not solicited or arranged for the solicitation of orders to buy in anticipation of or in connection with the proposed sale; and (a) I am either an "affiliate of the Issuer" or (b) I am proposing to sell "restricted securities" to or through you (as those terms as defined in Paragraph (a) of Rule 144) which were acquired and fully paid for more than two years ago.

I am not acting in concert with any other person in selling the stock and I have not so agreed to act. I am not engaged in a plan with anyone else to dispose of the securities.

The shares which I propose to sell through you as broker or to you as market maker, together with all sales made by me and by any person whose sales must be aggregated with mine as provided in Paragraphs (a) and (e) of Rule 144 during the three months prior to the date of this sale, do not and will not exceed the greater of either 1% of the outstanding shares of the above
Issuer, or the average weekly volume for the past four full calendar weeks prior to this date on my sale to or through you. (The applicable volume is that reported on all national securities exchanges and/or reported through the automated quotation system and/or reported through the consolidated transaction reporting system, whichever is applicable).

With respect to the three months prior to the date of this sale, I, together with any person whose sales must be aggregated with mine:

CHECK ONE:

     A.   /X/ I have not sold any securities of the above Issuer.

or

     B. / / I have sold (quantity) __________ shares of the (CLASS)___________ securities of the above Issuer.

In addition, CHECK ONE:

     C. / / I have completed Form 144 and have given it to you for concurrent filing with the SEC, and primary Exchange, if required, or

     D. /X/ I have filed Form 144 with the SEC, and primary Exchange, if required, under Rule 144 and herewith attach a true copy of the form which I have filed.

The undersigned does not know or have any reason to believe that the Issuer is not current in its reports to the SEC as required by Rule 144(c)(1)(i.e. that the Issuer has filed the reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 for a period of at least 90 days immediately preceding the date of the proposed sale of stock and, in addition, has filed the most recent annual report required to be filed thereunder.)

I am not aware of any facts or circumstances indicating that I am or may be deemed an "underwriter" with respect to these securities or that the sale of these securities are or will be part of a "distribution" of securities of the Issuer as those terms are defined in the Securities Act of 1933.

This is to further confirm to you that all of the information contained herein is true and correct.

This is to further confirm to you that all of the information contained in this letter and in and in Form 144, if required, is true and correct. I also am to notify you promptly of any changes in the facts set forth in this letter.

I hereby authorize you, if you deem it necessary, to contact my attorney
(NAME AND
TELEPHONE NUMBER)
                 --------------------------------------------------------------,
the Issuer, its transfer agent, and their agents and representatives concerning this transaction. I hereby permit you, the Issuer, the transfer agent and their agents and representatives to rely on this letter.




Kelly Wyly Elliott Trust
Sam Wyly, Trustee
----------------------------------------
Print Name of Seller                         Very truly yours,

----------------------------------------
Date                          Date
                                 1-14-98     /s/ Sam Wyly Trustee
----------------------------------------     ----------------------------------
                                                  Signature of Seller

                                             ----------------------------------

LEHMAN BROTHERS

                                   Rule 144
                                   Seller's Representation
                                   ---------------------------------------------
                                   Issuer's Name

                                   Michaels Stores, Inc.
                                   ---------------------------------------------
To: Lehman Brothers Inc.           Quantity to be Sold      Class (e.g. common,
Attention:  Executive Financial                             preferred)
Services Department                200,000        Shares    Common
                                   ---------------------------------------------


Utilizing Rule 144, I propose to sell through you as brokers or to you a market maker (as that term is defined in Section 3(a)(38) of the Securities Act of 1933) the securities described above. I have no present intention to sell additional securities of this Issuer through any other means.

I have not made and do not propose to make any payment in connection with the execution of the transaction, except the usual customary broker commissions or dealer's charges to you; I have not solicited or arranged for the solicitation of orders to buy in anticipation of or in connection with the proposed sale; and (a) I am either an "affiliate of the Issuer" or (b) I am proposing to sell "restricted securities" to or through you (as those terms as defined in Paragraph (a) of Rule 144) which were acquired and fully paid for more than two years ago.

I am not acting in concert with any other person in selling the stock and I have not so agreed to act. I am not engaged in a plan with anyone else to dispose of the securities.

The shares which I propose to sell through you as broker or to you as market maker, together with all sales made by me and by any person whose sales must be aggregated with mine as provided in Paragraphs (a) and (e) of Rule 144 during the three months prior to the date of this sale, do not and will not exceed the greater of either 1% of the outstanding shares of the above
Issuer, or the average weekly volume for the past four full calendar weeks prior to this date on my sale to or through you. (The applicable volume is that reported on all national securities exchanges and/or reported through the automated quotation system and/or reported through the consolidated transaction reporting system, whichever is applicable).

With respect to the three months prior to the date of this sale, I, together with any person whose sales must be aggregated with mine:

CHECK ONE:

     A.   /X/ I have not sold any securities of the above Issuer.

or

     B. / / I have sold (quantity) __________ shares of the (CLASS)___________ securities of the above Issuer.

In addition, CHECK ONE:

     C. / / I have completed Form 144 and have given it to you for concurrent filing with the SEC, and primary Exchange, if required, or

     D. /X/ I have filed Form 144 with the SEC, and primary Exchange, if required, under Rule 144 and herewith attach a true copy of the form which I have filed.

The undersigned does not know or have any reason to believe that the Issuer is not current in its reports to the SEC as required by Rule 144(c)(1)(i.e. that the Issuer has filed the reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 for a period of at least 90 days immediately preceding the date of the proposed sale of stock and, in addition, has filed the most recent annual report required to be filed thereunder.)

I am not aware of any facts or circumstances indicating that I am or may be deemed an "underwriter" with respect to these securities or that the sale of these securities are or will be part of a "distribution" of securities of the Issuer as those terms are defined in the Securities Act of 1933.

This is to further confirm to you that all of the information contained herein is true and correct.

This is to further confirm to you that all of the information contained in this letter and in and in Form 144, if required, is true and correct. I also am to notify you promptly of any changes in the facts set forth in this letter.

I hereby authorize you, if you deem it necessary, to contact my attorney
(NAME AND
TELEPHONE NUMBER)
                 --------------------------------------------------------------,
the Issuer, its transfer agent, and their agents and representatives concerning this transaction. I hereby permit you, the Issuer, the transfer agent and their agents and representatives to rely on this letter.




Maverick Entrepreneurs Fund, Ltd.
Sam Wyly and Charles J. Wyly, Jr.
----------------------------------------
Print Name of Seller      Gen. Ptrs.          Very truly yours,

----------------------------------------
Date                          Date
                                 1-14-98     /s/ Charles J. Wyly Gen. Ptr.
----------------------------------------     ----------------------------------
                                                  Signature of Seller

                                             ----------------------------------